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                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The Board of Directors
National City Corporation:


We consent to the use of our report relating to First of America Bank Corporation incorporated by reference in this Amendment No. 1 to Form S-3 (No. 333-71207) and to the reference of our firm under the heading "Experts" in the prospectus.


                                                        /s/ KPMG LLP

Chicago, Illinois
April 28, 1999